DEFERRED PROCEEDS	12 Months Ended
Dec. 31, 2020
Revenue Recognition And Deferred Revenue [Abstract]
DEFERRED PROCEEDS
19. DEFERRED PROCEEDS

In 2020, the Company entered into an Option Agreement with Newmont Canada FN Holdings ULC, in which the Company received deferred proceeds of $75,000 in exchange for an option to acquire certain mining and mineral rights related to the Company's Holt mine property. In connection with the agreement, Newmont can exercise the option only in the event the Company intends to restart operations at the Holt mine property and process material subject to the Holt royalty. The Company also has the right to assume Newmont’s obligations under the Holt royalty at any time, in which case the option would terminate. The deferred proceeds are presented as $77,575 at December 31, 2020 which differ from proceeds received due to foreign currency translation impacts.